UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SHF HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SHF HOLDINGS, INC.
5269 W. 62nd Avenue
Arvada, Colorado 80003

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To be held on January 25, 2023

Dear Stockholders of SHF Holdings, Inc.:

SHF Holdings, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), cordially invites you to attend a special meeting of the Company’s stockholders, which will be held on January 25, 2023 at noon Eastern Time/10 a.m. Mountain Time (the “Special Meeting”) at the Company’s executive offices at 5269 W. 62nd Avenue, Arvada, Colorado. At the Special Meeting, our stockholders will be asked to consider and vote upon:

1.	a proposal to approve the issuance of shares of our Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), issuable upon the conversion of 20,450 shares of our Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), held by certain private investors at a conversion price of $1.25 per share of Class A Common Stock, in accordance with Nasdaq Listing Rule 5635(d) (the “Nasdaq Proposal”); and

2.	a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Nasdaq Proposal.

These items of business are more fully described in the Proxy Statement accompanying this Notice of Special Meeting of Stockholders. The Board has fixed the record date for the Special Meeting as December 16, 2023. Only stockholders of record at the close of business on the record date may vote at the meeting or at any adjournment thereof. A list of stockholders eligible to vote at the meeting will be available for review for any purpose relating to the Special Meeting, through a secure link, during our regular business hours for the ten days prior to the Special Meeting and during the Special Meeting.

You are cordially invited to attend the Special Meeting. Whether or not you expect to attend the Special Meeting, please vote as soon as possible in order to ensure your representation at the Special Meeting. You may submit your proxy and voting instructions over the Internet, by telephone, or by completing, signing, dating, and returning the accompanying proxy card or voter information form as promptly as possible. Please note that if you hold shares of our Class A Common Stock in street name and do not give your broker specific instructions regarding how to vote your shares, your broker will NOT be able to vote your shares with respect to the matters being voted upon at the Special Meeting. All votes should be cast by proxy before or during the Special Meeting. Please note, however, that if your shares are held of record by a broker, bank or other custodian, nominee, trustee or fiduciary and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on January 25, 2023: the Proxy Statement is available at [__].

BY ORDER OF THE BOARD OF DIRECTORS,

/s/Sundie Seefried
Sundie Seefried
Chief Executive Officer
January [__], 2022

SHF HOLDINGS, INC.

PROXY STATEMENT
FOR A SPECIAL MEETING OF STOCKHOLDERS

Information About the Meeting, Meeting Materials, Voting and Proxies

Date, Time, and Place of Meeting

The Board of Directors (the “Board”) of SHF Holdings, Inc., a Delaware corporation (“SHF Holdings,” the “Company,” “we,” “our” and similar terms), is asking for your proxy for use at a special meeting of stockholders (the “Special Meeting”) and at any adjournments or postponements thereof. We are holding the Special Meeting on January 25, 2023 at noon Eastern Time/10 a.m. Mountain Time (the “Special Meeting”) at the Company’s executive offices at 5269 W. 62nd Avenue, Arvada, Colorado.

Purpose of Meeting

We are asking stockholders to approve the issuance of shares of our Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) issuable upon the conversion of 20,450 shares of our Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), held by certain private investors at a conversion price of $1.25 per share of Class A Common Stock, in accordance with Nasdaq Listing Rule 5635(d), as described in more detail below.

On February 11, 2022, in order to finance a portion of the purchase price to be paid in connection with the Company’s initial business combination, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain investors (the “Initial PIPE Investors”), pursuant to which such Initial PIPE Investors committed to purchase shares of Series A Preferred Stock (the “PIPE Shares”) and warrants (the “PIPE Warrants”) to purchase up to a number of shares of the Class A Common Stock equal to 50% of shares of the Class A Common Stock issuable upon conversion of the PIPE Shares (the “Conversion Shares”).

On September 27, 2022, the Company entered into an Amended and Restated Securities Purchase Agreement (the “Amended and Restated Securities Purchase Agreement”) with certain of the Initial PIPE Investors and certain additional investors (collectively, the “PIPE Investors”) pursuant to which, among other things, the PIPE Investors agreed to subscribe for and purchase, and the Company agreed to issue and sell to the PIPE Investors, an aggregate of 20,450 PIPE Shares and 1,022,500 PIPE Warrants for gross proceeds of approximately $20.4 million (the “PIPE Financing”). On September 28, 2022, in connection with the closing of the Company’s initial business combination, the PIPE Financing closed, and 20,450 PIPE Shares and 1,022,500 PIPE Warrants were issued to the PIPE Investors.

Prior to the issuance of the PIPE Shares, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware. Pursuant to the Certificate of Designation, the Series A Convertible Preferred Stock has a stated value of $1,000 per share and converts into shares of Class A Common Stock at an initial conversion price of $10.00 per share of Class A Common Stock (the “Conversion Price”). The Conversion Price is subject to downward adjustment on each of the dates that are 10 days, 55 days, 100 days, 145 days and 190 days after the effectiveness of a registration statement registering the shares of Class A Common Stock issuable upon conversion of the PIPE Shares to the lower of the Conversion Price and the greater of (i) 80% of the volume weighted average price of the Class A Common Stock for the five trading days beginning on and including such dates and (ii) $2.00 (the “Floor Price”); provided that, so long as a PIPE Investor continues to hold any PIPE Shares, such PIPE Investor will be entitled to receive the aggregate shares of Class A Common Stock that would be issuable based upon its initial purchase of PIPE Shares at the adjusted Conversion Price. The Certificate of Designation further provides that the Floor Price will be reduced to $1.25 if and only if the Company’s stockholders provide the approval contemplated by Nasdaq Listing Rule 5635(d) with respect to the issuance of the Conversion Shares based on a reduction of the Floor Price to $1.25 (the “Requisite Stockholder Approval”). Pursuant to the Certificate of Designation, as soon as practicable, but in any event not later than one hundred and twenty days (120) days after September 28, 2022, the Company must call a special meeting of its stockholders to obtain the Requisite Stockholder Approval for the reduction of the Floor Price to $1.25 and (ii) the Company’s Board of Directors (the “Board of Directors”) will recommend approval of such proposal.

Accordingly, the Board of Directors has called the Special Meeting to comply with the terms of the Series A Preferred Stock to seek the approval of the Company’s stockholders of the issuance of shares of Class A Common Stock issuable upon the conversion of the PIPE Shares at a Conversion Price of $1.25 per share of Class A Common Stock, in accordance with Nasdaq Listing Rule 5635(d) (the “Nasdaq Proposal”), and a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Nasdaq Proposal.

Information Regarding Solicitation and Voting

Our principal executive offices are located at 5269 W. 62nd Avenue, Arvada, Colorado 80003, and our telephone number is (303) 431-3435. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Special Meeting. Please read it carefully.

We will bear the expense of soliciting proxies. In addition to these proxy materials, our directors and employees (who will receive no compensation in addition to their regular salaries) may solicit proxies in person, by telephone or email. We will reimburse brokers, banks and other custodians, nominees and fiduciaries for reasonable charges and expenses incurred in forwarding soliciting materials to their clients.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on January 25, 2023

The U.S. Securities and Exchange Commission’s (the “SEC”) “Notice and Access” rule provides that companies must include in their mailed proxy materials instructions as to how stockholders can access our annual report and proxy statement and other soliciting materials on the Internet, a listing of matters to be considered at the relevant stockholder meeting, and instructions as to how shares can be voted. Since we are mailing full sets of proxy materials for the Special Meeting to our stockholders, as permitted by SEC proxy rules, we are including the information required by the Notice and Access rule in this Proxy Statement and in the accompanying Notice of Special Meeting of Stockholders and proxy card, and we are not distributing a separate Notice of Internet Availability of Proxy Materials.

The proxy materials, including this Proxy Statement, and a means to vote your shares are available at [__]. You will need to enter the control number located on the proxy card accompanying this Proxy Statement in order to view the materials and vote.

Questions and Answers

Who can vote at the Special Meeting?

The Board of Directors has set December 16, 2023 as the record date for the Special Meeting. If you owned shares of our Class A Common Stock as of the close of business on December 16, 2023, you may attend and vote your shares at the Special Meeting. Each stockholder is entitled to one vote for each share of Class A Common Stock held on all matters to be voted on.

What is the quorum requirement for the Special Meeting?

The holders of a majority of our outstanding shares of Class A Common Stock as of the record date must be present or represented by proxy at the Special Meeting in order for there to be a quorum, which is required to hold the Special Meeting and conduct business. If there is no quorum, the holders of a majority of the shares present at the Special Meeting may adjourn the Special Meeting to another date.

You will be counted as present at the Special Meeting if you attend and are entitled to vote at the Special Meeting, or you have properly submitted a proxy card or voter instruction form, or you have voted by telephone or over the Internet. Abstentions will be counted for the purpose of determining the presence of a quorum. As there are no “routine” matters being voted on, there will be no broker non-votes (as described below).

As of the record date of December 16, 2023, there were 23,535,835 shares of our Class A Common Stock outstanding and entitled to vote (as reflected in the records of our stock transfer agent), which means that holders of 11,767,918 shares of our Class A Common Stock must be present at the Special Meeting or be represented therein by proxy for there to be a quorum.

What proposals will be voted on at the Special Meeting?

There are two proposals scheduled to be voted on at the Special Meeting:

●	Proposal 1 – The Nasdaq Proposal – to approve the issuance of shares of our Class A Common Stock issuable upon the conversion of 20,450 shares of our Series A Preferred Stock held by certain private investors at a conversion price of $1.25 per share of Class A Common Stock, in accordance with Nasdaq Listing Rule 5635(d).

●	Proposal 2 – The Adjournment Proposal – to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Nasdaq Proposal.

No appraisal or dissenters’ rights exist for any action proposed to be taken at the Special Meeting. We will also consider any other business that properly comes before the Special Meeting. As of the date of this Proxy Statement, we are not aware of any other matters to be submitted for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, the persons named in the enclosed proxy card or voter instruction form will vote the shares they represent using their best judgment.

Why is the Company proposing the Nasdaq Proposal?

We are proposing the Nasdaq Proposal in order to comply with Nasdaq Listing Rule 5635(d), which requires stockholder approval of certain transactions that result in the issuance of 20% or more of the outstanding voting power or shares of Class A Common Stock outstanding before the issuance of stock or securities.

Pursuant to the Certificate of Designation, the Conversion Price of our Series A Preferred Stock will be reduced to $1.25 if and only if the Company’s stockholders provide the approval contemplated by Nasdaq Listing Rule 5635(d) with respect to the issuance of the Conversion Shares based on a reduction of the Floor Price to $1.25, which we refer to as the “Requisite Stockholder Approval.” Pursuant to the Certificate of Designation, as soon as practicable, but in any event not later than one hundred and twenty days (120) days after September 28, 2022, we must call a special meeting of our stockholders to obtain the Requisite Stockholder Approval for the reduction of the Floor Price to $1.25.

Why is the Company proposing the Adjournment Proposal?

We are proposing the Adjournment Proposal to allow our Board of Directors to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Nasdaq Proposal.

How does the Board recommend I vote on the proposals?

The Board recommends that you vote:

●	FOR approval of Proposal 1.

●	FOR approval of Proposal 2.

How many votes do I have at the Special Meeting?

Our stockholders are entitled to one vote on each proposal presented at the Special Meeting for each share of Class A Common Stock held of record as of December 16, 2023, the record date for the Special Meeting. As of the close of business on the record date, there were 23,535,835 outstanding shares of our Class A Common Stock.

How do I vote my shares during the Special Meeting?

If you were a holder of record of our Common Stock on December 16, 2023, the record date for the Special Meeting, you may vote with respect to the proposals at the Special Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m. Eastern Time on January 24, 2023.

Voting in Person. You may vote by ballot in person at the Special Meeting. If you want to vote by ballot, and you hold your shares in street name (that is, through a bank or broker), you must obtain a legal proxy from that organization and bring it to the Special Meeting. Even if you plan to attend the Special Meeting, you are encouraged to submit a proxy card or vote by Internet to ensure that your vote is received and counted. If you vote in person at the Special Meeting, you will revoke any prior proxy you may have submitted.

What will happen if I abstain from voting or fail to vote at the Special Meeting?

At the Special Meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, a failure to vote or an abstention will have no effect on the Nasdaq Proposal or the Adjournment Proposal.

What will happen if I sign and return my proxy card without indicating how I wish to vote?

Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” each proposal presented to the stockholders. The proxyholders may use their discretion to vote on any other matters which properly come before the Special Meeting.

If I am not going to attend the Special Meeting, should I return my proxy card instead?

Yes. Whether you plan to attend the Special Meeting or not, please read the enclosed proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-routine matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe the proposals presented to the stockholders at this Special Meeting will be considered non-routine and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Special Meeting. If you do not provide instructions with your proxy, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum or for purposes of determining the number of votes cast at the Special Meeting. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

How will a broker non-vote impact the results of each proposal?

Broker non-votes will not have any effect on the outcome of Proposal 1 or Proposal 2.

May I change my vote after I have mailed my signed proxy card?

Yes. You may change your vote by sending a later-dated, signed proxy card to our Secretary at the address listed herein so that it is received by our Secretary prior to the Special Meeting or attend the Special Meeting and vote. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Special Meeting.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting. The inspector of election will separately count “For” and “Against” votes, and abstentions. Abstentions will not count toward the vote totals for Proposals 1 and 2. As there are no “routine” matters being voted on, there will be no broker non-votes.

What is the vote required to approve each of the Board’s proposals?

The approval of the Nasdaq Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of our outstanding shares of Class A Common Stock represented in person or by proxy and entitled to vote thereon at the Special Meeting. Pursuant to voting agreements entered into with certain of our stockholders holding more than a majority of our outstanding shares of Class A Common Stock (please see Proposal 1—The Nasdaq Proposal—Voting Agreements), we expect to have sufficient votes to establish a quorum at the Special Meeting and to approve both the Nasdaq Proposal and the Adjournment Proposal. None of such stockholders are PIPE Investors. Broker non-votes and abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Nasdaq Proposal and the Adjournment Proposal. Accordingly, in accordance with the Voting Agreements, we expect to have a valid quorum at the Special Meeting and to receive votes sufficient to approve the Nasdaq Proposal and the Adjournment Proposal.

How can I find out the voting results of the Special Meeting?

The preliminary voting results will be announced at the Special Meeting. The final voting results will be reported in a Current Report on Form 8-K, which we expect to file with the Securities and Exchange Commission within four business days after the Special Meeting. If final voting results are not available within four business days after the Special Meeting, we intend to file a Current Report on Form 8-K reporting the preliminary voting results within that period, and subsequently report the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us.

Forward-Looking Statements

This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. All statements, other than statements of present or historical fact included in this Proxy Statement, our future financial performance, strategy, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management are forward-looking statements. Any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “goal,” “outlook,” “forecast,” “possible,” “potential,” “predict,” “project” or the negative of such terms or other similar expressions. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Proxy Statement. We caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control.

Should one or more of the risks or uncertainties described in this Proxy Statement, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in our periodic filings with the SEC. Our SEC filings are available publicly on the SEC’s website at www.sec.gov.

You should read this Proxy Statement completely and with the understanding that our actual future results, levels of activity and performance as well as other events and circumstances may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

Proposal 1  -   The Nasdaq Proposal

General

We are asking stockholders to approve the issuance of shares of our Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) issuable upon the conversion of 20,450 shares of our Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), held by certain private investors at a conversion price of $1.25 per share of Class A Common Stock, in accordance with Nasdaq Listing Rule 5635(d), as described in more detail below.

As discussed above, on February 11, 2022, in order to finance a portion of the purchase price to be paid in connection with the Company’s initial business combination, the Company entered into the Securities Purchase Agreement the Initial PIPE Investors, pursuant to which such PIPE Investors committed to purchase the PIPE Shares and PIPE Warrants to purchase up to a number of shares of the Class A Common Stock equal to 50% of the Conversion Shares.

On September 27, 2022, the Company entered into the Amended and Restated Securities Purchase Agreement with the PIPE Investors pursuant to which, among other things, the PIPE Investors agreed to subscribe for and purchase, and the Company agreed to issue and sell to the PIPE Investors, an aggregate of 20,450 PIPE Shares and 1,022,500 PIPE Warrants for gross proceeds of approximately $20.4 million in the PIPE Financing. The terms, rights and preferences of the Series A Preferred Stock were approved by the Company’s Board of Directors pursuant to the provisions of the Company’s certificate of incorporation authorizing the issuance of preferred stock without further stockholder approval. On September 28, 2022, in connection with the closing of the Company’s initial business combination, the PIPE Financing closed, and 20,450 PIPE Shares and 1,022,500 PIPE Warrants were issued to the PIPE Investors.

Prior to the issuance of the PIPE Shares, the Company filed the Certificate of Designation with the Secretary of State of the State of Delaware. Pursuant to the Certificate of Designation, the Series A Convertible Preferred Stock has a stated value of $1,000 per share and will convert into shares of Class A Common Stock at an initial Conversion Price of $10.00 per share of Class A Common Stock. The Conversion Price is subject to downward adjustment on each of the dates that are 10 days, 55 days, 100 days, 145 days and 190 days after the effectiveness of a registration statement registering the shares of Class A Common Stock issuable upon conversion of the PIPE Shares to the lower of the Conversion Price and the greater of (i) 80% of the volume weighted average price of the Class A Common Stock for the five trading days beginning on and including such dates and (ii) $2.00 (the “Floor Price”); provided that, so long as a PIPE Investor continues to hold any PIPE Shares, such PIPE Investor will be entitled to receive the aggregate shares of Class A Common Stock that would be issuable based upon its initial purchase of PIPE Shares at the adjusted Conversion Price. The Certificate of Designation further provides that the Floor Price will be reduced to $1.25 if and only if the Company’s stockholders provide the approval contemplated by Nasdaq Listing Rule 5635(d) with respect to the issuance of the Conversion Shares based on a reduction of the Floor Price to $1.25 (the “Requisite Stockholder Approval”). Pursuant to the Certificate of Designation, as soon as practicable, but in any event not later than one hundred and twenty days (120) days after September 28, 2022, the Company must call a special meeting of its stockholders to obtain the Requisite Stockholder Approval for the reduction of the Floor Price to $1.25.

At a special meeting of Company stockholders held on June 28, 2022 to approve the business combination, the Company’s stockholders also approved the issuance of shares of Class A Common Stock based on a Floor Price of $2.00, as required by Nasdaq Listing Rule 5635(d). As of the date of this Proxy Statement, the Conversion Price is $[____] per share and [______] shares of Class A Common Stock have been issued upon the conversion of [______] shares of Series A Preferred Stock, with [_____] shares of Series A Preferred Stock remaining outstanding.

Accordingly, the Board of Directors has called the Special Meeting to comply with the terms of the Series A Preferred Stock to seek the approval of the Company’s stockholders of the issuance of shares of Class A Common Stock issuable upon the conversion of the PIPE Shares at a Conversion Price of $1.25 per share of Class A Common Stock, in accordance with Nasdaq Listing Rule 5635(d), referred to herein as the “Nasdaq Proposal.”

Voting Agreements

In connection with the Purchase Agreement, the Company entered into voting agreements (the “Voting Agreements”) with Partner Colorado Credit Union (“PCCU”), the parent company of the target in our business combination, and Luminous Capital USA Inc. (“Luminous”), an affiliate of the SPAC sponsor. Pursuant to the Voting Agreements, PCCU and Luminous agreed to vote the shares of Class A Common Stock held by each of them in favor of the Nasdaq Proposal at the Special Meeting. PCCU and Luminous own, in the aggregate, 13,116,577 shares of Class A Common Stock or approximately 56% of the issued and outstanding shares of Class A Common Stock as of the record date. Neither PCCU nor Luminous are PIPE Investors. Accordingly, the votes covered by the Voting Agreements are sufficient to approve the Nasdaq Proposal.

Why the Company Needs Stockholder Approval

We are seeking stockholder approval in order to comply with Nasdaq Listing Rule 5635(d). Under Nasdaq Listing Rule 5635(d), stockholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of its common stock (or securities convertible into or exercisable for common stock) at a price that is less than the greater of book or market value of the stock if the number of shares of common stock to be issued is or may be equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance.

Effect of Proposal on Current Stockholders

If the Nasdaq Proposal is adopted, up to 16,360.000 shares of Class A Common Stock would be issued in the aggregate to the PIPE Investors upon conversion of the Series A Preferred Stock, assuming all shares of Series A Preferred Stock are converted at the Floor Price of $1.25 per share of Class A Common Stock, versus 12,781,250 shares of Class A Common Stock issuable in the aggregate based on a Floor Price of $2.00. The issuance of such shares would result in significant dilution to our stockholders who are not PIPE Investors and would afford our stockholders a smaller percentage interest in the voting power, liquidation value, and aggregate book value of the Company. This means that our current stockholders who did not participate in the offering of PIPE Shares will own a smaller interest in us as a result of the conversion and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of shares of Class A Common Stock upon conversion of the PIPE Shares will also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our Class A Common Stock to decline.

Vote Required for Approval

The Nasdaq Proposal will be adopted and approved only if at least a majority of the votes cast by holders of our outstanding shares of Common Stock, represented in person or by proxy and entitled to vote thereon at the Special Meeting, vote “FOR” the Nasdaq Proposal. Pursuant to the Voting Agreements entered into with certain of our stockholders holding more than a majority of our outstanding shares of Class A Common Stock as described above, we expect to have sufficient votes to establish a quorum at the Special Meeting and to approve both the Nasdaq Proposal and the Adjournment Proposal. None of such stockholders are PIPE Investors. Broker non-votes and abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Nasdaq Proposal and the Adjournment Proposal. Accordingly, in accordance with the Voting Agreements, we expect to have a valid quorum at the Special Meeting and to receive votes sufficient to approve the Nasdaq Proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE NASDAQ PROPOSAL.

Proposal 2  -  The Adjournment Proposal

General

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Nasdaq Proposal.

Consequences if the Adjournment Proposal is not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board of Directors may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Nasdaq Proposal.

Vote Required for Approval

The Adjournment Proposal will be adopted and approved only if a majority of the votes cast by holders of our outstanding shares of Class A Common Stock, represented in person or by proxy and entitled to vote thereon at the Special Meeting, vote “FOR” the Adjournment Proposal. Pursuant to the Voting Agreements entered into with certain of our stockholders holding more than a majority of our outstanding shares of Class A Common Stock as described above, we expect to have sufficient votes to establish a quorum at the Special Meeting and to approve both the Nasdaq Proposal and the Adjournment Proposal. Broker non-votes and abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the Nasdaq Proposal and the Adjournment Proposal. Accordingly, in accordance with the Voting Agreements, we expect to have a valid quorum at the Special Meeting and to receive votes sufficient to approve the Adjournment Proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s Class A Common Stock as of December 16, 2022 by:

●	each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding ordinary shares,

●	each of our Named Executive Officers and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below will have sole voting and investment power with respect to all stock that they beneficially own, subject to applicable community property laws.

Subject to the paragraph above, the percentage ownership of issued shares is based on 23,535,835 shares of Class A Common Stock issued and outstanding as of December 16, 2022, the record date.

The beneficial ownership information below excludes the shares underlying the Company’s warrants, the PIPE Shares, and the shares expected to be issued or reserved under the Company’s 2022 Stock Incentive Plan.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is 5269 W. 62nd Avenue, Arvada, Colorado 80003.

Name and Address of Beneficial Owner	Shares of Class A Common Stock		% of Total Voting Power(1)
Sundie Seefried	183,333	(2)	* %
James H. Dennedy	116,667	(2)	* %
Donnie Emmi	116,667	(2)	* %
Tyler Beuerlein	116,667	(2)	* %
John Darwin	3,627,263	(3)	17.4%
Joshua Mann	3,627,263	(3)	17.4%
Jonathan Summers	10,000		* %
Karl Racine	-		-
Jonathon F. Niehaus	-		-
Richard Carleton	-		-
Jennifer Meyers	-		-

(All Executive Officers and Directors as a Group (11 persons)):	4,170,597		17.7%

Five Percent and Other Holders:
Partner Colorado Credit Union	11,386,139		54.7%
5AK, LLC	3,627,263		17.4%
Midtown East Management NL LLC	1,599,496	(4)	7.7%
Verdun Investments LLC	1,180,376	(5)	5.7%
Vellar Opportunities Fund Master, Ltd.	1,025,000	(6)	4.9%

*	Less than 1%.

(1)	The percentage of beneficial ownership of the Company is calculated based on 23,535,835 shares of Class A Common Stock outstanding as of December 16, 2022. Where applicable, the percentage of beneficial ownership for each individual or entity also reflects Class A Common Stock issuable upon exercise of 264,088 private warrants held by 5AK, LLC, the Company’s sponsor (the “Sponsor”), which have an exercise price of $11.50 per share, and upon exercise of stock awards that will be exercisable within 60 days after the consummation of the Business Combination.
(2)	Represents vested incentive stock options to purchase shares of the Issuer’s Class A Common Stock, which options expire ten years from the grant date and (i) with respect to the options held by Mr. Dennedy, have an exercise price per share equal to $2.58 and (ii) with respect to the options held by Messrs. Emmi and Beuerlein, have an exercise price per share equal to $6.67.
(3)	The Sponsor is the record holder of the securities reported herein. John Darwin and Joshua Mann, the Company’s directors, are each a control person of the member and manager of the Sponsor, Luminous Capital USA Inc. By virtue of this relationship, Messrs. Darwin and Mann may be deemed to share beneficial ownership of the securities held of record by the Sponsor. Messrs. Darwin and Mann each disclaims any such beneficial ownership except to the extent of his respective pecuniary interest. Of these shares, 1,730,438 shares are beneficially owned by Luminous and are subject to the Voting Agreement entered into with the Company in connection with the matters to be considered at the Special Meeting (please see “Proposal 1—The Nasdaq Proposal—Voting Agreements” for more information).
(4)	According to Schedule 13G filed on July 1, 2022. The business address of Midtown East Management NL LLC is One Rockefeller Plaza, 32nd Floor, New York, NY 10020.
(5)	According to Schedule 13G filed on July 7, 2022. The business address of Verdun Investments LLC is 55 Post Rd West, 2nd Floor, Westport, CT 06880.
(6)	According to Schedule 13G filed on August 11, 2022. The business address of Vellar Opportunities Fund Master, Ltd. is Solaris Avenue, Camana Bay, PO Box 1348 Grand Cayman KY1-1108, Cayman Islands.

Householding of Proxy Materials

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at SHF Holdings, Inc., 5269 W. 62nd Avenue, Arvada, Colorado 80003, or by telephone at (303) 431-3435, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Transfer Agent and Registrar

The transfer agent for our securities is Continental Stock Transfer & Trust Company.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our Board of Directors is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the notice of Special Meeting to stockholders may be transacted at the Special Meeting.

FUTURE STOCKHOLDER PROPOSALS

We anticipate that the 2023 annual meeting of stockholders will be held no later than June 24, 2023. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2023 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our bylaws. Assuming the 2023 annual meeting of stockholders is scheduled to be held on or about June 24, 2023, Rule 14a-8 proposals must be received by the Company at its offices at SHF Holdings, Inc., 5269 W. 62nd Avenue, Arvada, Colorado 80003 no later than February 24, 2023, and such other proposals must be received by the Company at its offices no later than February 24, 2023 and no earlier than January 25, 2023.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. The registration statement contains exhibits and other information that are not contained in this proxy statement. The descriptions in this proxy statement of the provisions of documents filed as exhibits to the registration statement are only summaries of those documents’ material terms. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:

SHF Holdings, Inc.

5269 W. 62nd Avenue

Arvada, Colorado 80003

(303) 431-3435

Attention: Sundie Seefried, Chief Executive Officer

Email: sundie@shfinancial.org

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

The Laurel Hill Advisory Group

2 Robbins Lane, Suite 201

Jericho, NY 11753

(855) 414-2266

Email: shf@laurelhill.com

If you are a stockholder of the Company and would like to request documents, please do so by January 18, 2023, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

All information contained in this proxy statement relating to the Company has been supplied by the Company. Information provided by the Company does not constitute any representation, estimate or projection of any other party.

This document is a proxy statement of the Company for the Special Meeting. We have not authorized anyone to give any information or make any representation about the proposals herein or the Company that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to another document filed separately by it with the SEC. The information incorporated by reference is deemed to be a part of this proxy statement, except for any information superseded by any information contained directly in this proxy statement or incorporated by reference subsequent to the date of this proxy statement as described below. This document incorporates by reference the following documents that have previously been filed with the SEC.

●	The Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed on March 25, 2022;

●	The Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022, filed on May 16, 2022;

●	The Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022, filed on August 22, 2022; and

●	The Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022, filed on November 14, 2022.

In addition, the Company is incorporating by reference any documents it may file under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this document and prior to the date of the Special Meeting. However, the Company is not incorporating by reference any information furnished (but not filed), except as otherwise specified herein. These subsequent filings with the SEC with automatically modify and supersede information in this proxy statement.

The Company files annual, quarterly and special reports, proxy statements and other business and financial information. You may obtain the information incorporated by reference and any other materials the Company files with the SEC without charge by following the instructions in the section entitled “Where You Can Find More Information” in this proxy statement.

PROXY CARD

FOR THE

SPECIAL MEETING OF STOCKHOLDERS

OF SHF HOLDINGS, INC.

To be held on January 25, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Sundie Seefried, Donnie Emmi, and James H. Dennedy (the “Proxies”) as proxies and each of them with full power to act without the other, each with the power to appoint a substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all shares of common stock of SHF Holdings, Inc. (“SHF”) held of record by the undersigned on December 16, 2022 at the Special Meeting of the Stockholders of SHF (“Special Meeting”) to be held on January 25, 2023, or any postponement or adjournment thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxies’ discretion on such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said Special Meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 and 2. PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

(Continued and to be marked, dated and signed on reverse side)

(1)

The Nasdaq Proposal — To approve the issuance of shares of SHF’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), issuable upon the conversion of 20,450 shares of SHF’s Series A Convertible Preferred Stock, par value $0.0001 per share, held by certain private investors at a conversion price of $1.25 per share of Class A Common Stock, in accordance with Nasdaq Listing Rule 5635(d) (the “Nasdaq Proposal”).

☐ FOR ☐ AGAINST ☐ ABSTAIN

(2)

The Adjournment Proposal — To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Nasdaq Proposal.

☐ FOR ☐ AGAINST ☐ ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT.	☐

PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY. ANY VOTES RECEIVED AFTER A MATTER HAS BEEN VOTED UPON WILL NOT BE COUNTED.

Signature _________________	Signature _________________	Date _________________

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If stockholder is a corporation, sign in corporate name by an authorized officer, giving full title as such. If stockholder is a partnership, sign in partnership name by an authorized person, giving full title as such.